UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2018

Republic Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 627-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	3

SIGNATURES	4
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2018, the Board of Directors (the “Board”) of Republic Services, Inc. (“Republic”) appointed Katharine Weymouth, 52, to serve on the Board, effective immediately. Ms. Weymouth will initially be a member of the Board’s Audit Committee and Management Development and Compensation Committee.

Ms. Weymouth will receive equity and cash compensation in accordance with Republic’s previously adopted compensation arrangements for non-employee directors, including: (1) an annual grant of restricted stock units (“RSUs”) that have a fair market value of $230,000 as of the grant date, with the grant for 2018 to be prorated to the portion of the year following her appointment to the Board; and (2) an annual retainer of $100,000, to be prorated for 2018 to the portion of the year following her appointment to the Board. In addition, at the end of any quarter in which dividends are distributed to stockholders, Republic’s non-employee directors, including Ms. Weymouth, receive additional RSUs with a value (based on the closing price of Republic common stock on the dividend payment date) equal to the value of dividends they would have received on all RSUs they held on the dividend payment date as if the RSUs were shares of Republic common stock. The RSUs vest immediately upon grant and will be settled through the issuance of shares of Republic common stock upon the director’s termination of service from the Board or three years after they are granted, unless they are deferred into Republic’s Deferred Compensation Plan.

Item 8.01 Other Events.

On October 1, 2018, Republic issued a press release announcing Ms. Weymouth’s appointment to the Board. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 1, 2018 announcing the appointment of Ms. Weymouth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.

Date:	October 1, 2018	By:	/S/ CHARLES F. SERIANNI
Charles F. Serianni
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date:	October 1, 2018	By:	/S/ BRIAN A. GOEBEL
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)

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